UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


             Date of Report
             (Date of earliest
             event reported):   May 6, 1998


                           Oshkosh Truck Corporation
             (Exact name of registrant as specified in its charter)


      Wisconsin                     0-13886                    39-0520270
   (State or other              (Commission File             (IRS Employer
   jurisdiction of                   Number)              Identification No.)
   incorporation)


                  P. O. Box 2566, Oshkosh, Wisconsin 54903-2556
          (Address of principal executive offices, including zip code)


                                 (414) 235-9151
                         (Registrant's telephone number)

   Item 5.   Other Events.

                 On May 6, 1998, Oshkosh Truck Corporation (the "Company") issued a press release announcing the Company's results for the second quarter ended March 31, 1998. A copy of the Company's press release dated May 6, 1998 is filed herewith as Exhibit 99.

   Item 7.   Financial Statements and Exhibits.

                 (a)    Exhibits.

            The exhibit listed in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              OSHKOSH TRUCK CORPORATION



   Date:  May 6, 1998         By: /s/ Charles L. Szews
                                  Charles L. Szews
                                  Executive Vice President and Chief
                                  Financial Officer

                            OSHKOSH TRUCK CORPORATION

                            EXHIBIT INDEX TO FORM 8-K
                                Dated May 6, 1998


   Exhibit
     No.                 Description

   (99)     Press Release of Oshkosh Truck Corporation dated May 6, 1998.